UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Supplement dated September 22, 2023 to Proxy Statement dated August 7, 2023

Explanatory Note

This supplement to proxy statement, dated September 22, 2023, supplements the definitive proxy statement (the “Proxy Statement”) of Soligenix, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2023, relating to the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”), convened and adjourned on September 21, 2023 and scheduled to be reconvened on October 18, 2023, and is first being mailed to shareholders on or about September 22, 2023.

On September 15, 2023, the Company filed a Current Report on Form 8-K (the “Current Report”) with the SEC announcing the dismissal of EisnerAmper LLP and the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Also on September 15, 2023, the Company filed a supplement to the Proxy Statement indicating that it intended to withdraw Proposal 3 (ratifications of the appointment of EisnerAmper as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023) from the agenda for the Annual Meeting. As a result, the Company initially did not intend to submit a proposal for ratification with respect to the appointment of Cherry Bekaert LLP at the Annual Meeting.

On September 21, 2023, the Company convened the Annual Meeting. At the Annual Meeting, there was not a sufficient number of shares of the Company’s common stock present or represented by proxy in order to a constitute quorum. The Company adjourned the Annual Meeting, without transaction any business. The Annual Meeting will resume at 9:00 a.m. Eastern Daylight Time on October 18, 2023 and will continue to be held virtually via live audio-only webcast at www.virtualshareholdermeeting.com/sngx2023.

As a result of the time afforded by the adjournment of the Annual Meeting, this supplement, dated September 22, 2023 (the “Supplement”) and amended proxy card are being filed with the SEC to add a new Proposal 3 for the shareholders to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 (“Proposal 3”).

Other than as indicated herein, no other changes are being made to the Proxy Statement or the proxy card as originally filed and furnished to stockholders.

From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement, as amended and supplemented through the date hereof. This Supplement should be read in conjunction with the Proxy Statement and the other materials previously furnished for the Annual Meeting.

SOLIGENIX, INC.
29 Emmons Drive, Suite B-10
Princeton, New Jersey 08540

This supplement, dated September 22, 2023, supplements the Proxy Statement of Soligenix, Inc. filed with the SEC on August 7, 2023, relating to our Annual Meeting, scheduled to be held virtually on September 21, 2023, and is first being mailed to shareholders on or about September 22, 2023. This Supplement, which adds to and amends the Proxy Statement, includes a new proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, and an amended proxy card.

New Proposal 3 – Ratification of Cherry Bekaert LLP as Independent Auditors

Proposal 3, which has been added to the agenda for the Annual Meeting, proposes the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

Amended Proxy Card

The enclosed amended proxy card (the “Amended Proxy Card”) differs from the proxy card previously furnished to stockholders with the Proxy Statement (the “Original Proxy Card”), as the Amended Proxy Card includes new Proposal 3 for the ratification of Cherry Bekaert LLP. If you have already voted, we encourage you to submit your vote on all three proposals by resubmitting the Amended Proxy Card by mail or by submitting a proxy by telephone or over the Internet by following the procedures on the Amended Proxy Card. If you vote by telephone or over the Internet, you do not need to return a proxy card by mail. However, if you return, or have already returned, an Original Proxy Card, then the votes indicated on such Original Proxy Card will remain valid for each of the proposals and director nominee elections other than Proposal 3 and will be voted at the Annual Meeting unless revoked.

PLEASE NOTE THAT THE SUBMISSION OF A NEW PROXY CARD WILL REVOKE ALL PRIOR PROXY CARDS SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE FOR EACH PROPOSAL ON THE NEW PROXY CARD, INCLUDING THOSE INCLUDED ON THE ORIGINAL PROXY CARD.

Except as indicated herein, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH CONTAINS IMPORTANT ADDITIONAL INFORMATION.

Capitalized terms used in this Supplement, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

Important Updates

A.	The following should replace the third numbered agenda item under “Meeting Agenda” in the Notice of Annual Meeting of Stockholders:

“3	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023; and”

B.	The following should replace the third box relating to Proposal 3 under “Voting Guide” on page 2 of the Proxy Statement:

PROPOSAL 3 (see pages 18-19)
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023	OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR the ratification of Cherry Bekaert LLP. We believe Cherry Bekaert LLP has sufficient knowledge and experience to provide our company with a wide range of services that are on par with the best offered in the industry.

“

C.	The following should replace the third numbered item under “Proxies” on page 5 of the Proxy Statement:

3.	“”FOR” the ratification of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023; and”
D.	The following should replace the third numbered item under “Required Vote” on page 5 of the Proxy Statement:

“3.

The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required for the ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023.”

E.	The following should replace the paragraph that follows the numbered items under “Required Vote” on page 5 of the Proxy Statement:

“Proposal 1 (the election of five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified); and Proposal 2 (the advisory vote on executive compensation) are considered “non-routine” matters. Proposal 3 (the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023) is considered a “routine” matter. Banks, brokers, or other nominees (“Brokers”) who hold shares on behalf of beneficial stockholders have discretion to vote such shares with respect to “routine” matters without receiving voting instructions from the beneficial holders of the shares. However, Brokers who hold shares on behalf of beneficial stockholders do not have discretion to vote such shares with respect to “non-routine” matters if they do not receive voting instructions from the beneficial holders of the shares. If no instruction is given to Brokers with respect to “non-routine” matters, a “broker non-vote” is recorded for each such uninstructed share.”

F.	The following should replace the entire “Proposal 3: Ratification of Independent Auditors” beginning on page 18 of the Proxy Statement:

“

Proposal 3: Ratification of Independent Auditors

RECOMMENDATION OF THE BOARD OF DIRECTORS	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF Cherry Bekaert LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

The Audit Committee of the Board of Directors has appointed Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 to audit our financial statements for the year ending December 31, 2023 and to render other professional services as required, at the remuneration to be determined by the Audit Committee of the Board of Directors. EisnerAmper LLP (and its predecessor firm Amper, Politziner & Mattia, LLP) served as our independent registered public accounting firm from January 2009 to September 2023. A representative of Cherry Bekaert LLP is expected to be available at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm. Although ratification is not required by our Certificate of Incorporation, Bylaws or otherwise, the Board of Directors is submitting the selection of Cherry Bekaert LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

The affirmative vote of the holders of a majority of the shares of Common Stock voted at the Annual Meeting is necessary to ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.”

Voting and Revocability of Proxies

Please vote as soon as possible using the Amended Proxy Card enclosed with this Supplement, which includes new Proposal 3 – Ratification of Cherry Bekaert LLP as Independent Auditors. If you already have voted, you are not required to vote again. If you would like to vote for the ratification of Cherry Bekaert LLP, however, you must vote again using the Amended Proxy Card.

If you return, or have already returned, an Original Proxy Card, then the votes indicated on such Original Proxy Card will remain valid for each of the proposals and director nominee elections other than Proposal 3 and will be voted at the Annual Meeting unless revoked. Please note that the submission of a new proxy card will revoke all prior proxy cards submitted, so it is important to indicate your vote for each proposal on any new proxy card, including those included on the Amended Proxy Card, the Original Proxy Card or any previously submitted proxy card.

If the Amended Proxy Card or Original Proxy Card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy card. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on the proposals included on such proxy card.

You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting if you have the right to vote at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V23853-P96896 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. SOLIGENIX, INC. 29 EMMONS DRIVE SUITE B-10 PRINCETON, NJ 08540 SOLIGENIX, INC. 1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Nominees: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. 2. To hold an advisory vote on executive compensation. 3. To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 01) Christopher J. Schaber, Ph.D. 02) Gregg A. Lapointe, C.P.A. 03) Diane L. Parks, M.B.A. 04) Robert J. Rubin, M.D. 05) Jerome B. Zeldis, M.D., Ph.D. This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the proxies on such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SNGX2023 You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control number included on this proxy card available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V23854-P96896 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. CONTINUED AND TO BE SIGNED ON REVERSE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOLIGENIX, INC. ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 21, 2023 (TO RECONVENE OCTOBER 18, 2023) The undersigned hereby appoints Christopher J. Schaber, Ph.D., the Chief Executive Officer and President of Soligenix, Inc., and Jonathan Guarino, the Senior Vice President and Chief Financial Officer of Soligenix, Inc., or either of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all of the shares of common stock of Soligenix, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually via the Internet, on Thursday, September 21, 2023, at 9:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof. The 16-digit control number included on this proxy card will be required to access the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER AND IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR ALL" IN THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD FOR THE BOARD OF DIRECTORS AND "FOR" EACH OF THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE. The Board of Directors recommends you vote (1) "FOR ALL" in the election of the named nominees as directors; (2) "FOR" the approval of the compensation of the executive officers; and (3) "FOR" the ratification of Cherry Bekaert LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. PLEASE SIGN, DATE AND RETURN PROMPTLY.